UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2003

MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One High Ridge Park, Stamford, Connecticut 06905
(Address of principal executive offices)

(203) 461-7400
(Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 28, 2003, MeadWestvaco Corporation issued a press release. A copy of the press release is attached hereto as Exhibit 99.

The information furnished under Item 5 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99	News Release dated April 28, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  MEADWESTVACO CORPORATION

  By      /s/  John J. Carrara
           John J. Carrara
           Assistant Secretary
           Date: April 28, 2003

	EXHIBIT INDEX	Page No.

Exhibit 99	News Release Dated April 28, 2003